EXHIBIT 10.1

AGREEMENT AND PLAN OF MERGER

AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE (this “Agreement”), is between Alexandria Advantage Warranty Company, a Delaware corporation (“AAWC”), and AAWC Corporation (“OPSCO”), a Delaware corporation that is a wholly-owned subsidiary of Alexandria Advantage Warranty Company, as constituent corporations, and Canning Street Corporation., (“Hold Co.”) a Delaware corporation that is another wholly-owned subsidiary of AAWC, joins this Agreement, but Hold Co. is not a “constituent corporation.”

WHEREAS, on the date hereof, AAWC has authority to issue 2,000,000,000 shares of stock, $0.0001 par value per share, consisting of 1,990,000,000 common shares (the “AAWC Common Stock”) and 10,000,000 Preferred Shares (the “AAWC Preferred Stock”), authorized with 1,234,422,657 common shares issued and outstanding and no Preferred shares issued and outstanding;

WHEREAS, on the date hereof, OPSCO has authority to issue 2,000,000,000 shares of stock, $0.0001 par value per share, consisting of 1,990,000,000 common shares (the “OPSCO Common Stock”) and 10,000,000 Preferred Shares (the “OPSCO Preferred Stock”), of which 1,000 shares of OPSCO Common Stock are issued, outstanding and owned by AAWC, and no shares of OPSCO Preferred Shares of any class or series are issued and outstanding.

WHEREAS, on the date hereof, Hold Co. has authority to issue 2,000,000,000 shares of stock, $0.0001 par value per share, consisting of 1,990,000,000 common shares (the “Hold Co. Common Stock”) and 10,000,000 Preferred Shares (the “Hold Co. Preferred Stock”), of which 1,000 shares of Hold Co. Common Stock are issued, outstanding and owned by AAWC, and no shares of Hold Co. Preferred Stock of any class or series are issued and outstanding;

WHEREAS, the respective Boards of Directors of AAWC and Hold Co. have determined that it is advisable and in the best interests of each of such corporations that they reorganize into a holding company structure pursuant to Section 251(g) of the Delaware General Corporation Law, pursuant to a merger (the “Reorganization Merger”) between AAWC and OPSCO in which OPSCO would survive and become a wholly-owned subsidiary of Hold Co. by virtue of the conversion pursuant to the Reorganization Merger of each share of AAWC Common Stock into a share of Hold Co. Common Stock;

WHEREAS, under the respective certificate of incorporation of AAWC, as amended to date, and Hold Co, the AAWC Common Stock has the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Hold Co. Common Stock into which the issued and outstanding AAWC Common Stock will be converted therefore pursuant to the Reorganization Merger;

WHEREAS, the certificate of incorporation and bylaws of Hold Co., as the holding company immediately following the Reorganization Merger, will contain provisions identical to the certificate of incorporation and bylaws of AAWC, each as amended to date, immediately prior to the merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

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WHEREAS, the certificate of incorporation of AAWC, as amended to date, is identical to the certificate of incorporation of OPSCO, immediately prior to the Reorganization Merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

WHEREAS, the Boards of Directors of Hold Co., OPSCO, and AAWC, as sole stockholder of each of Hold Co. and OPSCO, have approved this Agreement;

WHEREAS, the Board of Directors of AAWC has approved this Agreement, shareholder approval not being required pursuant to Section 251(g) of the Delaware General Corporation Law;

WHEREAS, the parties hereto intend that the Reorganization Merger contemplated by this Agreement shall constitute a tax-free reorganization pursuant to Section 368(a) (1) of the Internal Revenue Code;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, AAWC and OPSCO, as the constituent companies, and Hold Co., as the designated holding company, hereby agree as follows:

1. Succession.

(a)        Holding Company. At the Effective Time, by virtue of the transactions described in Sections 2 and 6, Hold Co. shall become the holding company of OPSCO, the surviving corporation of the merger of AAWC with and into OPSCO pursuant to Section 251(g) (3) and (4) of the Delaware General Corporation Laws.

(b)        Company Consolidation. At the Effective Time, the separate corporate existence of AAWC shall cease, and OPSCO shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of AAWC, and OPSCO shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of AAWC, including, without limitation, all outstanding indebtedness of AAWC, all in the manner and as more fully set forth in Sections 251(g) and 259 of the Delaware General Corporation Laws.

2. Merger. Pursuant to the Reorganization Merger, AAWC shall be merged with and into OPSCO and OPSCO shall be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”). The Reorganization Merger shall become effective on Sept. 30, 2020, after the filing of this Merger Agreement with the Secretary of State of the State of Delaware in accordance with Section 251(g) of the Delaware General Corporation Laws, (the “Effective Time”).

3. Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of OPSCO which, as in effect immediately prior to the Effective Time, contains provision identical to the certificate of incorporation of AAWC, as amended and in effect immediately prior to the Effective Time, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, except as amended as set forth below, until further amended as provided therein and under the Delaware General Corporation Laws.

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(a)       A new Article Sixth shall be added to the certificate of incorporation of the Surviving Corporation, which reads as follows:

“SIXTH. Any act or transaction by or involving the Corporation, other than the election or removal of directors, that requires for its adoption under the Delaware General Corporation Law or under this Certificate of Incorporation the approval of the Corporation’s stockholders shall, pursuant to Section 251(g) of the Delaware General Corporation Law, require, in addition, the approval of the stockholders of the Corporation’s holding company, Canning Street Corporation., or any successor by merger, by the same vote as is required by the Delaware General Corporation Law and/or by the Certificate of Incorporation of the Corporation.”

4. Directors. The directors of AAWC immediately prior to the Effective Time are and shall remain the directors of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

5. Officers. The officers of AAWC immediately preceding the Effective Time are and shall remain the officers of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve at the pleasure of the board of directors of the respective corporations.

6. Conversion of Securities. At the Effective Time, by virtue of the Reorganization Merger and without any action on the part of the holder thereof:

(a)	each share of AAWC Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of Hold Co. Common Stock;

(b)	each share of AAWC Common Stock held in the treasury of AAWC immediately prior to the Effective Time shall be cancelled and retired; Each share, if any of Preferred Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of the same Series of Preferred Stock of Hold Co.

(c)	each option, warrant, purchase right, unit or other security of AAWC convertible into shares of AAWC Common Stock shall become convertible into the same number of shares of Hold Co. Common Stock as the holder of such security would have received if the security had been converted into shares of AAWC Common Stock immediately prior to the Effective Time, and Hold Co. shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Hold Co. Common Stock as the number of shares of AAWC Common Stock that AAWC had reserved for issuance as of the moment immediately prior to the Effective Time; and

(d)	each share of OPSCO Common Stock and each share of Hold Co. Common Stock issued and outstanding in the name of AAWC immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of OPSCO Common Stock and Hold Co. Common Stock, respectively.

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7. Other Agreements to Issue Stock. At the Effective Time, Hold Co. shall assume any obligation of AAWC to deliver or make available shares of AAWC Common Stock under any agreement or employee benefit plan to which AAWC is a party. Any reference to AAWC Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Hold Co. Common Stock and one share of Hold Co. Common Stock shall be issuable in lieu of each share of AAWC Common Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

8. Hold Co. as Successor to AAWC. It is the intent of the parties hereto, and the parties hereto shall ensure that Hold Co., as of the Effective Time, be deemed a “successor issuer” for purposes of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

9. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of AAWC such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of AAWC, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of AAWC or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

10. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of AAWC Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Hold Co. Common Stock, as the case may be, into which the shares of AAWC Common Stock represented by such certificates have been converted as herein provided (on a one for one basis) and shall be so registered on the books and records of Hold Co. and its transfer agent; provided that Hold Co. shall, following the Effective Time, cause its transfer agent to demand that the stockholders surrender the certificates which previously represented AAWC Common Stock in exchange for new stock certificates representing shares of Hold Co. Common Stock. The registered owner of any previously outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Hold Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Hold Co. Common Stock, as the case may be, evidenced by such outstanding certificate, as above provided.

11. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Agreement prior to the Effective Time.

12. Compliance with Section 251(g) of the Delaware General Corporation Law. Prior to the Effective Time, the parties hereto have taken all steps necessary to comply with Section 251(g) of the Delaware General Corporation Law, including without limitation, the following:

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(a)	Certificate of Incorporation and By-Laws of Surviving Corporation. At the Effective Time, the certificate of incorporation and by-laws of OPSCO shall be and are in the identical form of the certificate of incorporation and bylaws of AAWC, in each case as amended and in effect immediately prior to the Effective Time.

(b)	Directors and Officers of Surviving Corporation. At the Effective Time, the directors and officers of AAWC immediately prior to the Effective Time shall be and are the directors and officers of OPSCO, in the case of directors, until their successors are elected and qualified and, in the case of officers, to serve at the pleasure of the board of directors of OPSCO.

(c)	Filings. At or prior to the Effective Time, the Surviving Corporation shall cause a copy of this Agreement to be executed and filed with the Secretary of State of the State of Delaware. At or prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificates of incorporation of the Surviving Corporation and Hold Co. contemplated by this Agreement, each of the Surviving Corporation and Hold Co. shall cause to be filed with the Secretary of State of the State of Delaware such certificates or documents required to give effect hereto and thereto.

13. Termination. This Agreement may be terminated, and the Reorganization Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the Boards of Directors of OPSCO and AAWC, by action of the Board of Directors of AAWC if it determines for any reason, in its sole judgment and discretion, that the consummation of the Reorganization Merger would be inadvisable or not in the best interests of AAWC and its stockholders.

14. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

16. Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

17.       Effective time. The Effective Time of this Agreement shall be September 30, 2020.

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IN WITNESS WHEREOF, AAWC and OPSCO, as constituent companies, have caused this Agreement and Plan of Merger and Reorganization into Holding Company Structure to be executed and delivered effective as of the date set forth herein, and Hold Co. has joined this Agreement as the newly designated holding company for purposes of carrying out the intent of this Agreement.

ALEXANDRIA ADVANTAGE

WARRANY COMPANY,

a Delaware corporation

/s/ David Cutler

_____________________________

Name: David Cutler

Title: President

AAWC CORPORATION,

a Delaware corporation

/s/ David Cutler

_____________________________

Name: David Cutler

Title: President

CANNING STREET CORPORATION,

a Delaware corporation

/s/ David Cutler

_____________________________

Name: David Cutler

Title: President

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CERTIFICATE OF SECRETARY

OF

ALEXANDRIA ADVANTAGE WARRANTY COMPANY

I hereby certify that the Agreement and Plan of Merger and Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

Dated: September 26, 2020

ALEXANDRIA ADVANTAGE

WARRANTY COMPANY,

a Delaware Corporation

/s/ David Cutler

__________________________

David Cutler

Title: Secretary

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CERTIFICATE OF SECRETARY

OF

AAWC Corporation

I hereby certify that the Agreement and Plan of Merger & Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

Dated: September 26, 2020

AAWC Corporation ,

a Delaware Corporation

/s/ David Cutler

________________________

David Cutler,

Title: Secretary

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CERTIFICATE OF SECRETARY

OF

Canning Street Corporation

I hereby certify that the Agreement and Plan of Merger & Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

Dated: September 26, 2020

Canning Street Corporation.

a Delaware Corporation

/s/ David Cutler

____________________________

David Cutler,

Title: Secretary

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